MicroCap Opportunities Fund (PRCGX)
Summary Prospectus     February 28, 2023
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.perrittcap.com/funds/microcap-opportunities-fund. You can also get this information at no cost by calling 1-800-332-3133 or by sending an email request to info@perrittcap.com. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2023, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective: The Perritt MicroCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Exchange Fee (as a percentage of amount exchanged on shares held for 90 days or less)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.56%
Total Annual Fund Operating Expenses	1.56%
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$159	$493	$850	$1,856
Portfolio Turnover: The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.0% of the average value of its portfolio.
Principal Investment Strategies: The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of United States companies with market capitalizations that are below $500 million at the time of initial purchase, which the Fund’s investment adviser refers to as “micro-cap” companies. The Fund invests in both value-priced and aggressive growth stocks. Generally, the Fund’s investment adviser seeks to invest in companies with the following attributes:

•Have demonstrated above-average growth in revenues and/or earnings;
•Possess relatively low levels of long-term debt;
•Have a high percentage of their shares owned by company management; and
•Possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate.

At times, the Fund may invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs. Although the Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons. These include: (1) a company’s market capitalization grows beyond $1.5 billion; (2) a company’s financial condition deteriorates to the point that the Fund’s investment adviser believes that the company’s long-term growth prospects may be impaired; (3) a company receives a purchase offer from another company; or (4) a company’s price-to-sales ratio or price-to-earnings ratio expands to the point that the Fund’s investment adviser believes the company’s stock is significantly overvalued.

The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•Common Stocks: Common stocks occupy the most junior position in a company’s capital structure. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Therefore, the price of common stocks may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged. A rise in protectionist trade policies, slowing global economic growth, risks associated with pandemic and epidemic diseases such as the COVID-19 pandemic, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Fund invests.
•Sector Risk: From time to time, the Fund may concentrate its investments in one or more industry sectors. The Fund is currently substantially invested in the industrials sector, and the Fund’s performance is therefore affected by developments in this sector. The industrials sector consists of companies that may be particularly impacted by government regulation in the U.S. and elsewhere, as well as geopolitical events and economic conditions. In addition, companies in the industrials sector may be particularly impacted by litigation and threatened litigation, labor disputes and foreign exchange rates.
•Micro-Cap & Small Capitalization Companies: Micro-cap and small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of stocks of micro-cap and small capitalization companies are more volatile than those of larger capitalization companies. Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large capitalization companies. Also, the returns of micro-cap and small capitalization company stocks may vary, sometimes significantly, from the returns of the overall market. In addition, micro-cap and small capitalization company stocks tend to perform poorly during times of economic stress. Relative to large capitalization company stocks, the stocks of micro-cap and small capitalization companies are thinly traded, and purchases and sales may result in higher transactions costs. For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.
•Market Risk: The Fund may be exposed to “market risk.” Market risk is the risk that stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.
•Manager Risk: The Fund may lose money if the Fund’s investment strategy does not achieve the Fund’s objective or the Fund’s investment adviser does not implement the strategy properly.
•Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
•Value Investing Risk: Value investing risk is the risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market where these securities may decline or may not reach what the investment adviser believes are their full value.
•Tax Law Change Risk: All statements contained in this Prospectus regarding the U.S. federal income tax consequences of an investment in the Fund are based on current law, which is subject to change at any time, potentially with retroactive effect. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Code (some of which are set to expire in the next few years). More recently, the Inflation Reduction Act of 2022 will add a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. The excise tax on repurchases of stock may cause some corporations in which the Fund invests to reduce liquidity opportunities for its investors, which could potentially reduce the value of your investment in the Fund. Such legislation, as well as possible future U.S. tax legislation and administrative guidance, could materially affect the tax consequences of your investment in the Fund and the Fund’s investments or holding structures.
•Interest Rate Risk: As interest rates rise after a period of historically low interest rates, it may cause potentially sudden and unpredictable effects on the markets and the Fund's investments, and therefore Fund performance may be adversely affected.
•Market Disruption and Geopolitical Risk: The Russian military invasion of Ukraine in February 2022 and the resulting actions taken by the United States and European Union in levying broad economic sanctions against Russia could continue to have adverse effects on the price and liquidity of investments, which could adversely affect the financial markets, and therefore, Fund performance.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the Russell 2000® Index, as well as an additional index that reflects the market sector in which the Fund invests, the Russell Microcap® Index. The Fund is the successor to the investment performance of Perritt MicroCap Opportunities Fund, Inc. (the “Predecessor Fund”), as a result of the reorganization of the Predecessor Fund into the Fund after the close of business on February 28, 2013.  Accordingly, the performance information shown below for periods on or prior to February 28, 2013 is that of the Predecessor Fund.  The Predecessor Fund was also advised by Perritt Capital Management, Inc. and had the same investment objective and strategies as the Fund. Updated performance information is available on the Fund’s website at www.perrittcap.com or by calling the Fund toll-free at 1-800-332-3133. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Perritt MicroCap Opportunities Fund Year-by-Year Total Returns as of December 31
During the ten year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarterly Return		Lowest Quarterly Return
28.39%	(December 31, 2020)	-36.96%	(March 31, 2020)
Average Annual Total Returns For the Periods Ended December 31, 2022

	1 Year	5 Years	10 Years
Perritt MicroCap Opportunities Fund
Return Before Taxes	-16.06%	1.60%	7.20%
Return After Taxes on Distributions	-16.68%	-0.04%	5.06%
Return After Taxes on Distributions and Sale of Fund Shares	-9.05%	1.13%	5.59%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	-20.44%	4.13%	9.01%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	-21.96%	3.69%	8.86%
We use the Russell Microcap® Index as an additional index because it compares the Fund’s performance with the return of an index reflecting the performance of investments similar to those of the Fund.

After tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management:
Investment Adviser: Perritt Capital Management, Inc. is the investment adviser (“Adviser”) for the Fund.
Portfolio Manager: Michael Corbett is responsible for the day-to-day management of the Fund’s portfolio. Mr. Corbett is President of the Adviser and has served as Portfolio Manager of the Predecessor Fund since 1996.

Purchase, Sale and Exchange of Fund Shares: You may purchase, redeem, and exchange Fund shares on any business day by written request via mail (Perritt MicroCap Opportunities Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-332-3133, or through a financial intermediary. You may also purchase, redeem and exchange additional Fund shares through the Internet at www.perrittcap.com. Transactions will only occur on days the New York Stock Exchange is open. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The following are the minimum investment requirements for investing in the Fund:

Initial Purchase:	$1,000
Additional Purchase:	$50
Automatic Investment Plan:	$50
Individual Retirement Account:	$250
Tax Deferred Retirement Account:	$250
Uniform Gifts to Minors Act:	$250
Dividend Reinvestment:	None
Tax Information: The Fund’s distributions generally will be taxable to you as ordinary income or capital gains, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.